UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 25, 2015

HMS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-50194	11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5615 High Point Drive, Irving, TX	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 453-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On November 25, 2015, the State of Tennessee, Department of Finance and Administration, Division of Health Care Finance and Administration (the “State”) issued a Notice of Intent to Award the new contract for third party liability recoveries to Health Management Systems, Inc., a wholly owned subsidiary of HMS Holdings Corp. (the “Registrant”). Based on the terms of the proposed contract in the State’s request for proposal (RFP # 31865-00437), the contract period is expected to commence on January 4, 2016 for a term of 37 months, with the option to extend the term for two additional one-year periods. Health Management System, Inc.’s current contract with the State expires in January 2016.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any Registrant filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HMS HOLDINGS CORP.
(Registrant)

Date: November 30, 2015	By:	/s/ Jeffrey S. Sherman
	Name:	Jeffrey S. Sherman
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

3